UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 18, 2019

BIO-PATH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36333	87-0652870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4710 Bellaire Boulevard, Suite 210, Bellaire, Texas	77401
(Address of principal executive offices)	(Zip Code)

(832) 742-1357

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On January 18, 2019, Bio-Path Holdings, Inc. (the “Company”) and certain institutional and accredited investors entered into securities purchase agreements (the “Purchase Agreements”), pursuant to which the Company agreed to sell, in a registered direct offering (the “Registered Direct Offering”), an aggregate of 648,233 shares (the “Shares”) of its common stock, par value $0.001 per share (“Common Stock”), for a purchase price per Share of $2.65 and gross proceeds of approximately $1.7 million.

The Shares will be issued pursuant to a prospectus supplement dated as of January 18, 2019, which was filed with the Securities and Exchange Commission in connection with a takedown from the Company’s shelf registration statement on Form S-3 (File No. 333-215205), which became effective on January 9, 2017, and the base prospectus dated as of January 9, 2017 contained in such registration statement.

In a concurrent private placement (the “Private Placement”), the Company has also agreed pursuant to the Purchase Agreements to issue to the investors in the Registered Direct Offering warrants to purchase up to 324,117 shares of Common Stock (the “Series A Warrants”), which represent 50% of the number of shares of Common Stock purchased in the Registered Direct Offering. Subject to certain ownership limitations, the Series A Warrants will be exercisable immediately upon issuance, have a term of five and one-half years from issuance and have an exercise price of $2.65 per share. The number of shares issuable upon exercise of the Series A Warrants and the exercise price of the Series A Warrants are adjustable in the event of stock splits, stock dividends, combinations of shares and similar recapitalization transactions.

Neither the Series A Warrants nor the shares of Common Stock issuable upon exercise of the Series A Warrants (the “Series A Warrant Shares”) will be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Series A Warrants and the Series A Warrant Shares will be issued in reliance on the exemptions from registration provided by Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder. The investors who entered into to the Purchase Agreements have represented that they are accredited investors, as defined in Rule 501 of Regulation D promulgated under the Securities Act.

On July 25, 2018, the Company entered into an engagement letter (the “Engagement Letter”) with H.C. Wainwright & Co., LLC (the “Placement Agent”), pursuant to which the Placement Agent agreed to serve as the exclusive placement agent for the Company, on a reasonable best efforts basis, in connection with the Registered Direct Offering and the Private Placement. The Company has agreed to pay the Placement Agent an aggregate cash fee equal to 7.0% of the gross proceeds received in the Registered Direct Offering and the Private Placement and a management fee of 1.0% of the gross proceeds received in the Registered Direct Offering and the Private Placement. In addition, the Company has agreed to grant to the Placement Agent warrants to purchase up to 38,894 shares of Common Stock (the “Placement Agent Warrants”) in a private placement. The terms of the Placement Agent Warrants are substantially the same as the terms of the Series A Warrants, except they will be exercisable for a term of five years from the effective date of the Purchase Agreement and have an exercise price of $3.3125 per share. The Company will also reimburse the Placement Agent $50,000 for non-accountable expenses and $10,000 for clearing expenses.

Neither the Placement Agent Warrants nor the shares of Common Stock issuable upon the exercise of the Series A Warrants (the “Placement Agent Warrant Shares”) will be registered under the Securities Act or any state securities laws. The Placement Agent Warrants and the Placement Agent Warrant Shares will be issued in reliance on the exemptions from registration provided by Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder. The Placement Agent has represented that it is an accredited investor, as defined in Rule 501 of Regulation D promulgated under the Securities Act.

The net proceeds to the Company from the Registered Direct Offering, after deducting the Placement Agent’s fees and expenses and the Company’s estimated offering expenses, and excluding the proceeds, if any, from the exercise of the Series A Warrants and the Placement Agent Warrants, are expected to be approximately $1.5 million. The Registered Direct Offering and the Private Placement are expected to close on or about January 23, 2019, subject to the satisfaction of customary closing conditions. The Company currently intends to use these net proceeds for working capital and general corporate purposes.

The legal opinion of Winstead PC relating to the legality of the issuance and sale of the Shares in the Registered Direct Offering is attached as Exhibit 5.1 to this Current Report on Form 8-K.

The description of terms and conditions of the Engagement Letter, the form of Purchase Agreement and the form of Series A Warrant set forth herein do not purport to be complete and are qualified in their entirety by the full text of the Engagement Letter, the form of Purchase Agreement and the form of Series A Warrant, which are attached hereto as Exhibits 99.1, 10.1 and 4.1, respectively.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 regarding the Series A Warrants, the Series A Warrant Shares, the Placement Agent Warrants and the Placement Agent Warrant Shares is hereby incorporated by reference into this Item 3.02.

Item 7.01 Regulation FD Disclosure.

On January 18, 2019, the Company issued a press release regarding the transactions described above under Item 1.01 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1*	Form of Series A Warrant

5.1*	Opinion of Winstead PC

10.1*	Form of Securities Purchase Agreement

23.1*	Consent of Winstead PC (included in Exhibit 5.1)

99.1	Engagement Letter, dated as of July 25, 2018, by and between Bio-Path Holdings, Inc. and H.C. Wainwright & Co., LLC (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on September 21, 2018)

99.2*	Press Release dated January 18, 2019

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-PATH HOLDINGS, Inc.

Dated: January 22, 2019	By:	/s/ Peter H. Nielsen
Peter H. Nielsen
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
4.1*	Form of Series A Warrant

5.1*	Opinion of Winstead PC

10.1*	Form of Securities Purchase Agreement

23.1*	Consent of Winstead PC (included in Exhibit 5.1)

99.1	Engagement Letter, dated as of July 25, 2018, by and between Bio-Path Holdings, Inc. and H.C. Wainwright & Co., LLC (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on September 21, 2018)

99.2*	Press Release dated January 18, 2019

* Filed herewith.